UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONMED CORPORATION

(Name of Registrant as Specified In Its Charter)

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NEWS RELEASE

CONTACTS:

CONMED Corporation
Robert Shallish
Chief Financial Officer
315-624-3206

Joele Frank, Wilkinson Brimmer Katcher
Andy Brimmer / Jamie Moser
212-355-4449

CONMED Corporation Urges Shareholders to Vote Today

FOR ALL CONMED’s Director Nominees on the GOLD Proxy Card

UTICA, New York, September 8, 2014 – CONMED Corporation (NASDAQ: CNMD) today urged shareholders to vote FOR ALL of the Company’s eight highly qualified and experienced director nominees – Brian Concannon, Charles Farkas, Jo Ann Golden, Curt Hartman, Dirk Kuyper, Jerome Lande, Stephen Mandia and Mark Tryniski – at the Company’s upcoming Annual Meeting of Shareholders on September 10, 2014.

Time is short and shareholders are encouraged to vote the GOLD proxy card today – no matter how many shares they own. Even if shareholders have already voted using the white proxy card, they have the right to change their vote by using the GOLD proxy card in support of CONMED’s director nominees as well as supporting the other proposals contained in the definitive proxy materials. Only the last-dated proxy card will count.

Shareholders are encouraged to vote by telephone or Internet according to the instructions on the GOLD proxy card. Voting by telephone or Internet is the best way for shareholders to ensure that their votes will be counted. Shareholders who have questions or need assistance voting their shares, or wish to change a prior vote of their shares, may call Innisfree M&A Incorporated, CONMED’s proxy solicitor, toll-free at (888) 750-5834.

VOTE THE GOLD PROXY CARD FOR THE CONMED BOARD

THAT HAS ALREADY IMPLEMENTED SWEEPING CHANGES

The significant changes CONMED has already made illustrate that the Board is willing to listen to shareholders, not afraid to take bold action, and is committed to driving sustainable shareholder value creation. Since the last Annual Meeting, CONMED has thoroughly revamped its leadership, with a new Interim CEO, a reconstituted Board of Directors, the retirement of the founding family and two longstanding directors, which dramatically changed the “status quo”. CONMED’s new leadership is focused on improving operating performance to create additional value for shareholders over the short and long term.

Importantly, two leading independent proxy advisory firms, Institutional Shareholder Services and Egan-Jones Proxy Services, have both recommended that CONMED shareholders vote on the GOLD proxy card for the Company’s eight nominees.

While the Board is confident that it has directors that bring the right skills and expertise needed to lead during this time, CONMED will continue to proactively seek to improve the Board’s composition and skillsets as needed. The focus is now on improved execution.

VOCE’S NOMINEES SHOULD NOT BE ELECTED

Voce has chosen to pursue a costly and disruptive proxy contest to install three of its own nominees to the Board. With an ownership stake of less than 0.5% of the Company’s outstanding common stock, Voce is seeking three seats on the Board, or 37.5% of the Board; this would be grossly disproportionate to its ownership stake. Voce has neither articulated a plan nor offered any ideas to create value for all CONMED shareholders that have not already been considered or implemented.

Voce’s nominees do not add any additional diversity of experience or differentiated skills that would benefit the CONMED Board. Voce’s nominees would bring duplicative experience to CONMED’s current Board, which already has four current or former public company CEO’s, three from the medical device industry, and two specifically from the orthopedics industry. Additionally, James Green and Joshua Levine have no experience in the orthopedic industry and oversee companies that are significantly smaller than CONMED.

Voce’s actions make it clear that Voce is only interested in pursuing its self-serving agenda, irrespective of the cost to all other CONMED shareholders.

VOTE THE GOLD PROXY CARD TODAY

CONMED shareholders are reminded that their vote is important. Whether or not shareholders plan to attend the Annual Meeting, they have an opportunity to protect their investment in CONMED by voting FOR CONMED’s eight director nominees using the GOLD proxy card today.

SHAREHOLDERS’ VOTES ARE IMPORTANT!

The September 10th Meeting Date is in two days –

Please Vote Today by Telephone or Internet

If shareholders have questions or need assistance in voting their shares,

please contact CONMED’s proxy solicitor:

INNISFREE M&A INCORPORATED

Shareholders May Call Toll Free at (888) 750-5834

Banks and Brokers May Call Collect at (212) 750-5833

Please do NOT execute any WHITE proxy card from Voce,

as it could revoke any previous proxy submitted using the GOLD proxy card.

Only the latest-dated proxy counts.

About CONMED

CONMED is a medical technology company with an emphasis on surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties including orthopedics, general surgery, gynecology, neurosurgery and gastroenterology. Headquartered in Utica, New York, the Company’s 3,600 employees distribute its products worldwide from several manufacturing locations. CONMED has a direct selling presence in 16 countries outside the United States and international sales constitute more than 50% of the Company’s total sales.

Forward Looking Information

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties which could cause actual results, performance or trends, to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above, to prove to be correct; (ii) the risks relating to forward-looking statements discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013; (iii) cyclical purchasing patterns from customers, end-users and dealers; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the possibility that any new acquisition or other transaction may require the Company to reconsider its financial assumptions and goals/targets; (vii) increasing costs for raw material, transportation or litigation; and/or (viii) the Company’s ability to devise and execute strategies to respond to market conditions.

Important Additional Information and Where to Find It

The Company has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2014 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “2014 Annual Meeting”) and has mailed the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2014 Annual Meeting. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2014 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2014 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.conmed.com in the “Investors” section as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors, its executive officers and its nominees for election as directors may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2014 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the Company’s 2014 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s shareholders generally, is set forth in the Company’s definitive proxy statement for the 2014 Annual Meeting and other relevant documents filed with the SEC.